AST Investment Grade Bond Portfolio Annual Fund Operating Expenses - AST Investment Grade Bond Portfolio - No Share Class	Dec. 31, 2025
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.47%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (as a percentage of Assets):	0.01%
Expenses (as a percentage of Assets)	0.73%
Fee Waiver or Reimbursement	(0.04%)
Net Expenses (as a percentage of Assets)	0.69%	[1]

[1]	The Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.